Exibit 10.6

PATENT PURCHASE AGREEMENT

This Patent Purchase Agreement ("Agreement") is entered into on this 29th day of April ("Effective Date"), by and between JCH&D Holdings ("Purchaser") and Cloracks Corporation ("Seller(s)"). Purchaser and Seller(s) agree as follows:

RECITALS:

I.	Sellers are the owners of the entire right, title, and interest in and to Patent Nos. 8,091,853 B2 and Patent Applications Ser. No. 4180P3478 ("Patent Rights")

II.	Subject to the terms and conditions of this Agreement, Purchaser wishes to purchase the Patent Rights from Sellers, and Sellers wish to sell, transfer, and convey the Patent Rights to Purchaser.

NOW, THEREFORE, the parties hereto hereby agree as follows:

AGREEMENT

1. PURCHASE OF THE PATENT/PATENT RIGHTS

Subject to the terms and conditions of this Agreement, Sellers shall sell, transfer, convey, and assign the Patent Rights to Purchaser in consideration of Sellers' receipt, on the Effective Date, of a one-time Patent Purchase Payment subject to Addendum 1.

2. DELIVERY AND PAYMENT

2.1      On the Effective Date, Purchaser will deliver to Sellers the Patent Rights and the Patent Purchase Payment as set forth in Section 1.

2.2     Sellers agree to execute and deliver to Purchaser an Assignment of Patent Rights (the "Assignment Agreement") Exhibit A at 3311 South Rainbow Blvd Las Vegas, Nevada #138.

2.3 Payment: Purchaser will pay to Seller the amount of $75,000 (seventy-five thousand dollars) as set out in addendum A to Frederick C. Bauman Attorney Trust Account.

2.4 Closing. Subject to the terms and conditions of this Agreement, Buyer and Seller will use commercially reasonable efforts to complete the purchase and sale of the Patent Rights contemplated herein by May 10th, 2016 (the "Closing").

2.5 Termination. In the event that the Closing has not occurred by May 31st, 2016, either Party may terminate this Agreement by written notice to the other Party. Upon termination, Buyer shall return all Documents received from Seller hereunder.

3. TRANSFER OF PATENTS; GRANT OF LICENSE

3.1 Patent Assignment: Seller hereby sells, assigns, transfers and conveys to Purchaser all right, title and interest it has in and to the Patents and all inventions and discoveries described therein, including without limitation, all rights of Seller under the Assignment Agreements, and all rights of Seller to collect royalties under such Patents.

3.2 Assignment of Causes of Action: Seller hereby sells, assigns, transfers and conveys to Purchaser all right, title and interest it has in and to all causes of action and enforcement rights, whether currently pending, filed, or otherwise, for the Patents and all inventions and discoveries described therein, including without limitation all rights to pursue damages, injunctive relief and other remedies for past, current and future infringement of the Patents.

4. SELLER'S REPRESENTATIONS AND WARRANTIES

Seller/Sellers hereby represent and warrants to the Purchaser as follows:

4.1 Authority: Seller is a company duly formed, validly existing, and in good standing under the laws of the jurisdiction of its formation. Seller has the full power and authority and has obtained all third party consents, approvals, and/or other authorizations required to enter into this Agreement and to carry out its obligations hereunder, including, without limitation, the assignment of the Assigned Patent Rights to Purchaser.

4.2 Title and Contest: Seller owns all right, title, and interest to the Assigned Patent Rights, including, without limitation, all right, title, and interest to sue for infringement of the Patents. Seller has obtained and properly recorded previously executed assignments for the Patents as necessary to fully perfect its rights and title therein in accordance with governing law and regulations in each respective jurisdiction. The Assigned Patent Rights are free and clear of all liens, claims, mortgages, security interests or other encumbrances, and restrictions. There are no actions, suits, investigations, claims, or proceedings threatened, pending, or in progress relating in any way to the Assigned Patent Rights. There are no existing contracts, agreements, options, commitments, proposals, bids, offers, or rights with, to, or in any person to acquire any of the Assigned Patent Rights.

4.3 Restrictions on Rights: Purchaser will not be subject to any covenant not to sue or similar restrictions on its enforcement or enjoyment of the Assigned Patent Rights.

4.4 Conduct: None of Seller, prior owner or their respective agents or representatives have engaged in any conduct, or omitted to perform any necessary act, the result of which would invalidate any of the Patents or hinder their enforcement, including, without limitation, misrepresenting the Patents to a standard-setting organization.

4.5 Enforcement: Seller has not put a third party on notice of actual or potential infringement of any of the Patents or the Abandoned Assets. Seller has not invited any third party to enter into a license under any of the Patents or the Abandoned Assets.
4.6 Patent Office Proceedings: None of the Patents or is currently involved in any reexamination, reissue, interference proceeding, or any similar proceeding, and no such proceedings are pending or threatened.

4.7 Fees: All maintenance fees, annuities, and the like due or payable on the Patents have been timely paid. For the avoidance of doubt, such timely payment includes payment of any maintenance fees for which the fee is payable.

5. PURCHASER'S REPRESENTATIONS AND WARRANTIES

Purchaser hereby represents and warrants to Seller/Sellers that: If the Purchaser is not an individual, Purchaser is a company duly formed, validly existing, and in good standing under the laws of the jurisdiction of its formation; and the Purchaser has the full power and authority and has obtained all third party consents, approvals, and/or other authorizations required to enter into this Agreement and to carry out its obligations hereunder, including, without limitation, the purchase of the Patent Rights from Seller.

6. GENERAL PROVISIONS

6.1 Limitation of Liability: EXCEPT IN THE EVENT OF BREACH OF ANY OF THE WARRANTIES IN THE ABOVE SECTIONS, SELLER'S TOTAL LIABILITY UNDER THIS AGREEMENT WILL NOT EXCEED THE PURCHASE PRICE. PURCHASER'S TOTAL LIABILITY UNDER THIS AGREEMENT WILL NOT EXCEED THE PURCHASE PRICE. THE PARTIES ACKNOWLEDGE THAT THE LIMITATIONS ON POTENTIAL LIABILITIES SET FORTH IN THIS SECTION 6.1 WERE AN ESSENTIAL ELEMENT IN SETTING CONSIDERATION UNDER THIS AGREEMENT.

6.2 Limitation on Consequential Damages: EXCEPT IN THE EVENT OF BREACH OF ANY OF THE WARRANTIES IN THE ABOVE SECTIONS NEITHER PARTY WILL HAVE ANY OBLIGATION OR LIABILITY (WHETHER IN CONTRACT, WARRANTY, TORT (INCLUDING NEGLIGENCE) OR OTHERWISE, AND NOTWITHSTANDING ANY FAULT, NEGLIGENCE (WHETHER ACTIVE, PASSIVE OR IMPUTED), REPRESENTATION, STRICT LIABILITY OR PRODUCT LIABILITY), FOR COVER OR FOR ANY INCIDENTAL, INDIRECT OR CONSEQUENTIAL, MULTIPLIED, PUNITIVE, SPECIAL, OR EXEMPLARY DAMAGES OR LOSS OF REVENUE, PROFIT, SAVINGS OR BUSINESS ARISING FROM OR OTHERWISE RELATED TO THE LETTER AGREEMENT, EVEN IF A PARTY OR ITS REPRESENTATIVES HAVE BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES. THE PARTIES ACKNOWLEDGE THAT THESEEXCLUSIONS OF POTENTIAL DAMAGES WERE AN ESSENTIAL ELEMENT IN SETTING CONSIDERATION UNDER THIS AGREEMENT.

6.3 Compliance with Laws: Notwithstanding anything contained in this Agreement to the contrary, the obligations of the Parties with respect to the consummation of the transactions contemplated by this Agreement shall be subject to all laws, present and future, of any government having jurisdiction over the Parties and this transaction, and to orders, regulations, directions or requests of any such government.

6.4 Confidentiality of Terms: The Parties hereto will keep the terms of this Agreement confidential and will not now or hereafter divulge any of this information to any third party except:
(a) with the prior written consent of the other Party;
(b) as otherwise may be required by law or legal process;
(c) during the course of litigation, so long as the disclosure of such terms and conditions is restricted in the same manner as is the confidential information of other litigating parties;
(d) in confidence to its legal counsel, accountants, banks, and financing sources and their advisors solely in connection with complying with or administering its obligations with respect to this Agreement;

(e) by Purchaser, to potential purchasers or licensees of the Patent Rights;

6.5 Notices: All notices given hereunder will be given in writing (in English or with an English translation), and will be delivered to the address set forth on the signature page to this Agreement by personal delivery or delivery postage prepaid by an internationally-recognized express courier service. Notices are deemed given on the date of receipt if delivered personally or by express courier, or if delivery refused, the date of refusal. Notice given in any other manner will be deemed to have been given only if and when received at the address of the Party to be notified. Either Party may from time to time change its address for notices under this Agreement by giving the other Party written notice of such change.

6.6 Relationship of Parties: Nothing in this Agreement will be construed to create a partnership, joint venture, franchise, fiduciary, employment or agency relationship between the Parties. Neither Party has any express or implied authority to assume or create any obligations on behalf of the other or to bind the other to any contract, agreement or undertaking with any third party.

6.7 Severability: If any provision of this Agreement is found to be invalid or unenforceable, then the remainder of this Agreement will have full force and effect, and the invalid provision will be modified, or partially enforced, to the maximum extent permitted to effectuate the original objective.

6.8 Waiver: Failure by either Party to enforce any term of this Agreement will not be deemed a waiver of future enforcement of that or any other term in this Agreement or any other agreement that may be in place between the Parties.

6.9 Governing Law: This Agreement will be interpreted, construed, and enforced in all respects in accordance with the laws of the [State/Commonwealth] of Nevada, without reference to its choice of law principles.

6.10 Entire Agreement: The Agreement, including its exhibits, constitutes the entire agreement between the Parties with respect to the subject matter hereof, and merges and supersedes all prior and contemporaneous agreements, understandings, negotiations, and discussions. Neither of the Parties will be bound by any conditions, definitions, warranties, understandings, or representations with respect to the subject matter hereof other than as expressly provided herein. No oral explanation or oral information by either Party hereto will alter the meaning or interpretation of this Agreement. The terms and conditions of this Agreement will prevail notwithstanding any different, conflicting or additional terms and conditions that may appear on any letter, email or other communication or other writing not expressly incorporated into this Agreement.

6.11 Amendments: No amendments or modifications will be effective unless in writing signed by authorized representatives of both Parties.

6.12 Headings: The section headings contained in this Agreement are for reference purposes only and will not affect in any way the meaning or interpretation of this Agreement.

6.13 Severability: Any of the provisions of this Agreement which are determined to be invalid or unenforceable in any jurisdiction shall be ineffective to the extent of such invalidity or unenforceability in such jurisdiction, without rendering invalid or unenforceable the remaining provisions hereof or affecting the validity or enforceability of any of the provisions of this Agreement in any other jurisdiction.

6.14 No Rights in Third Parties: The Agreement is not intended to confer any right or benefit on any third party (including, but not limited to, any employee or beneficiary of any Party), and no action may be commenced or prosecuted against a Party by any third party claiming as a third-party beneficiary of this Agreement or any of the transactions contemplated by this Agreement.

6.15 Counterparts: This Agreement shall become binding when any one or more counterparts hereof, individually or taken together, shall bear the signatures each of the Parties hereto. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original as against the Party whose signature appears thereon, but all of which taken together shall constitute but one and the same instrument.

IN WITNESS WHEREOF, the Parties have entered into this Agreement as of the Effective Date.

EXHIBIT A

Patent Assignment

UNITED STATES PATENT AND TRADEMARK OFFICE

DEPARTMENT OF COMMERCE

 UNITED  STATES  PATENT AND TRADEMARK  O FFICE
UNDER S ECRETARY DF COMMERCE FOR INTELLECTUAL PROPERTY AND
DIRECTOROF THE UNITED STATES PATENTAND TRADEMARK OFFICE

AUGUST 21, 2013

PTAS
WEISS & MOY, P.C.
4204 NORTH BROWN AVE
SCOTTSDALE, AZ 85251
502465126

UNITED STATES PATENT AND TRADEMARK OFFICE
NOTICE OF RECORDATION OF ASSIGNMENT DOCUMENT

THE ENCLOSED DOCUMENT HAS BEEN RECORDED BY THE ASSIGNMENT RECORDATION BRANCH OF THE U.S. PATENT AND TRADEMARK OFFICE. A COMPLETE COPY IS AVAILABLE AT THE ASSIGNMENT SEARCH ROOM ON THE REEL AND FRAME NUMBER REFERENCED BELOW.

PLEASE REVIEW ALL INFORMATION CONTAINED ON THIS NOTICE. THE INFORMATION CONTAINED ON THIS RECORDATION NOTICE REFLECTS THE DATA PRESENT IN THE PATENT AND TRADEMARK ASSIGNMENT SYSTEM. IF YOU SHOULD FIND ANY ERRORS OR HAVE QUESTIONS CONCERNING THIS NOTICE, YOU MAY CONTACT THE ASSIGNMENT RECORDATION BRANCH AT 571-272-3350. PLEASE SEND REQUEST FOR CORRECTION TO: U.S. PATENT AND TRADEMARK OFFICE, MAIL STOP: ASSIGNMENT RECORDATION BRANCH, P.O. BOX 1450, ALEXANDRIA, VA 22313.

RECORDATION DATE: 08/20/2013         REEL/FRAME: 031047/0449
NUMBER OF PAGES: 3

BRIEF: ASSIGNMENT OF ASSIGNORS INTEREST (SEE DOCUMENT FOR DETAILS).
DOCKET NUMBER: 4180P3478
ASSIGNOR:
B.E.I.J.C. HOLDING LLC               DOC DATE: 08/20/2013

ASSIGNEE:
EDCI HOLDING LLC
4355 S. CAMERON ST., STE B
LAS VEGAS, NEVADA 89103

APPLICATION NUMBER: 12762857          FILING DATE: 04/19/2010
PATENT NUMBER: 8091853              ISSUE DATE: 01/10/2012
TITLE: POLE TYPE MEMBER SUPPORT DEVICE AND METHOD THEREFOR

ASSIGNMENT RECORDATION BRANCH
PUBLIC RECORDS DIVISION

P.O. Box 1450, Alexandria, Virginia 22313-1450 - WWW.USPTO.GOV

502465126 08/20/2013

-11.::::1===========PA=T=E=NT=A=S=S=IG=N=ME=N=T============.111

Electronic Version v1.1
Stylesheet Version v1.1

SUBMISSION TYPE:	NEW ASSIGNMENT
NATURE OF CONVEYANCE:	ASSIGNMENT

CONVEYING PARTY DATA

Name	Execution Date
S.E.I.J.C. HOLDING LLC	lloa,2012013

RECEIVING PARTY DATA

Name:	EDCI HOLDING LLC
Street Address:	114355 S. CAMERON ST., STE B
City:	LAS VEGAS
State/Counby:	NEVADA
Postal Code:	1189103

PROPERTY NUMBERS Total: 1

Property Type	Number
Patent Number:	8091853

CORRESPONDENCE **DATA**

Fax Number: 4809472663

Conespondence willbesent via US Mail when the fax attempt isunsuccessful

Phone: 4809948888

Email: hisaacs@weissiplaw.com

Correspondent Name: WEISS & MOY, P.C.

Address Line 1: 4204 NORTHBROWN AVE

Address Line 4: SCOTTSDALE, ARIZONA 85251

ATTORNEY DOCKET NUMBER:	4180P3478
NAME OF SUBMITTER:	Jeffrey D.Moy
Signature:	/Jeffrey D. Moy/
Date:	08/20/2013

Total Attachments: 2
source=pat-8091853_assignment_4180P3478#page1.tif
source=pat-8091853_assignment_4180P3478#page2.tif

UNITED STATES PATENT AND TRADEMARK OFFICE

DEPARTMENT OF COMMERCE

 UNITED  STATES  PATENT AND TRADEMARK  O FFICE
UNDER S ECRETARY DF COMMERCE FOR INTELLECTUAL PROPERTY AND
DIRECTOROF THE UNITED STATES PATENTAND TRADEMARK OFFICE

MARCH 27, 2014

PTAS
WEISS & MOY, P.C.
4204 NORTH BROWN AVE
SCOTTSDALE, AZ 85251
502739100
UNITED STATES PATENT AND TRADEMARK OFFICE
NOTICE OF RECORDATION OF ASSIGNMENT DOCUMENT

THE ENCLOSED DOCUMENT HAS BEEN RECORDED BY THE ASSIGNMENT RECORDATION BRANCH OF THE U.S. PATENT AND TRADEMARK OFFICE. A COMPLETE COPY IS AVAILABLE AT THE ASSIGNMENT SEARCH ROOM ON THE REEL AND FRAME NUMBER REFERENCED BELOW.

PLEASE REVIEW ALL INFORMATION CONTAINED ON THIS NOTICE. THE INFORMATION CONTAINED ON THIS RECORDATION NOTICE REFLECTS THE DATA PRESENT IN THE PATENT AND TRADEMARK ASSIGNMENT SYSTEM. IF YOU SHOULD FIND ANY ERRORS OR HAVE QUESTIONS CONCERNING THIS NOTICE, YOU MAY CONTACT THE ASSIGNMENT RECORDATION BRANCH AT 571-272-3350. PLEASE SEND REQUEST FOR CORRECTION TO: U.S. PATENT  AND TRADEMARK OFFICE, MAIL STOP: ASSIGNMENT RECORDATION BRANCH, P.O. BOX 1450, ALEXANDRIA, VA 22313.

RECORDATION DATE: 03/26/2014         REEL/FRAME: 032527/0904
NUMBER OF PAGES: 3
BRIEF: ASSIGNMENT OF ASSIGNORS INTEREST (SEE DOCUMENT FOR DETAILS). DOCKET NUMBER: 41480P3386DIV2 CONT DES
ASSIGNOR:
B.I.E.J.C. HOLDING LLC               DOC DATE: 03/26/2014

ASSIGNEE:
CLORACKS CORPORATION
3311 S. RAINBOW BLVD #108
LAS VEGAS, NEVADA 89146

APPLICATION NUMBER: 29418900 FILING DATE: 04/23/2012
PATENT NUMBER: D688426                ISSUE DATE: 08/20/2013
TITLE: COMBINATION BUSSING AND WASHING TRAY

ASSIGNMENT RECORDATION BRANCH
PUBLIC RECORDS DIVISION

P.O.  Box  1450,  Alexandria  ,  Virginia  22313 -1450  • WWW.USPTO.GOV

UNITED STATES PATENT AND TRADEMARK OFFICE

DEPARTMENT OF COMMERCE

 UNITED  STATES  PATENT AND TRADEMARK  O FFICE
UNDER S ECRETARY DF COMMERCE FOR INTELLECTUAL PROPERTY AND
DIRECTOROF THE UNITED STATES PATENTAND TRADEMARK OFFICE

MARCH 27, 2014

PTAS
WEISS & MOY, P.C.
4204 NORTH BROWN AVE
SCOTTSDALE, AZ 85251
502739358
UNITED STATES PATENT AND TRADEMARK OFFICE
NOTICE OF RECORDATION OF ASSIGNMENT DOCUMENT

THE ENCLOSED DOCUMENT HAS BEEN RECORDED BY THE ASSIGNMENT RECORDATION BRANCH OF THE U.S. PATENT AND TRADEMARK OFFICE. A COMPLETE COPY IS AVAILABLE AT THE ASSIGNMENT SEARCH ROOM ON THE REEL AND FRAME NUMBER REFERENCED BELOW.

PLEASE REVIEW ALL INFORMATION CONTAINED ON THIS NOTICE. THE INFORMATION CONTAINED ON THIS RECORDATION NOTICE REFLECTS THE DATA PRESENT IN THE PATENT AND TRADEMARK ASSIGNMENT SYSTEM. IF YOU SHOULD FIND ANY ERRORS OR HAVE QUESTIONS CONCERNING THIS NOTICE, YOU MAY CONTACT THE ASSIGNMENT RECORDATION BRANCH AT 571-272-3350. PLEASE SEND REQUEST FOR CORRECTION TO: U.S. PATENT AND TRADEMARK OFFICE, MAIL STOP: ASSIGNMENT RECORDATION BRANCH, P.O. BOX 1450, ALEXANDRIA, VA 22313.

RECORDATION DATE: 03/26/2014            REEL/FRAME: 032529/0001
NUMBER OF PAGES: 3

BRIEF:  ASSIGNMENT OF ASSIGNORS INTEREST (SEE DOCUMENT FOR DETAILS).

DOCKET NUMBER:     4180P3386DIV CONT DES

ASSIGNOR:
B.I.E.J.C. HOLDING LLC

ASSIGNEE:
CLORACKS CORPORATION
3311 S. RAINBOW BLVD. #108 LAS VEGAS, NEVADA 89146

DOC DATE: 03/26/2014

APPLICATION NUMBER: 29418886           FILING DATE: 04/23/2012 +
PATENT NUMBER: D683087              ISSUE DATE: 05/21/2013
TITLE: COMBINATION BUSSING AND WASHING TRAY

ASSIGNMENT RECORDATION BRANCH
PUBLIC RECORDS DIVISION

P.O. Box 1450, Alexandria , Virginia 22313-1450 - WWW.USPTO.GOV

UNITED STATES PATENT AND TRADEMARK OFFICE

DEPARTMENT OF COMMERCE

UNITED  STATES  PATENT AND TRADEMARK  O FFICE
UNDER S ECRETARY DF COMMERCE FOR INTELLECTUAL PROPERTY AND
DIRECTOROF THE UNITED STATES PATENTAND TRADEMARK OFFICE

MARCH 27, 2014

PTAS
WEISS & MOY, P.C.
4204 NORTH BROWN AVE
SCOTTSDALE, AZ 85251
502739247

UNITED STATES PATENT AND TRADEMARK OFFICE
NOTICE OF RECORDATION OF ASSIGNMENT DOCUMENT

THE ENCLOSED DOCUMENT HAS BEEN RECORDED BY THE ASSIGNMENT RECORDATION BRANCH OF THE U.S. PATENT AND TRADEMARK OFFICE. A COMPLETE COPY IS AVAILABLE AT THE ASSIGNMENT SEARCH ROOM ON THE REEL AND FRAME NUMBER REFERENCED BELOW.

PLEASE REVIEW ALL INFORMATION CONTAINED ON THIS NOTICE. THE INFORMATION CONTAINED ON THIS RECORDATION NOTICE REFLECTS THE DATA PRESENT IN THE PATENT AND TRADEMARK ASSIGNMENT SYSTEM. IF YOU SHOULD FIND ANY ERRORS OR HAVE QUESTIONS CONCERNING THIS NOTICE, YOU MAY CONTACT THE ASSIGNMENT RECORDATION BRANCH AT 571-272-3350. PLEASE SEND REQUEST FOR CORRECTION TO: U.S. PATENT AND TRADEMARK OFFICE, MAIL STOP: ASSIGNMENT RECORDATION BRANCH, P.O. BOX 1450, ALEXANDRIA, VA 22313.

RECORDATION DATE: 03/26/2014 REEL/FRAME: 032528/0549
NUMBER OF PAGES: 3
BRIEF: ASSIGNMENT OF ASSIGNORS INTEREST (SEE DOCUMENT FOR DETAILS). DOCKET NUMBER: 4180P3386CONT DES
ASSIGNOR:

B.I.E.J.C. HOLDING LLC
ASSIGNEE:
CLORACKS CORPORATION
3311 S. RAINBOW BLVD. #108 LAS VEGAS, NEVADA 89146
DOC DATE: 03/26/2014

APPLICATION NUMBER: 29418876 FILING DATE: 04/23/2012 PATENT NUMBER: D683504 ISSUE DATE: 05/28/2013 TITLE:  COMBINATION BUSSING AND WASHING TRAY

ASSIGNMENT RECORDATION BRANCH PUBLIC RECORDS DIVISION

P.O. Box 1450, Alexandria, Virginia 22313-1450 · WWW.USPTO.GOV

EXHIBIT B

Existing Licenses to Patents

Addendum A

The following are additional terms for the sale of patent #8,091,853 Pole type member support device by Cloracks Corporation to JCH&D Holdings

1.
The payment of the patent will be in three instalments.  The first instalment in the amount of $4000 will be due April 29th, 2016.  The second installment of $31,000 will be due May 4th, 2016.  The third installment in the amount of $25,000 will be due on or before June 15th 2016.  The balance of the payment will be satisfied by the assumption of the debt owed by Cloracks Corporation to Taylor Consulting LLC in the amount of $16,039.98.

2.
After the first and second installments are made to Cloracks Corporation checks will be disbursed by April 5th to Palaut Management for $15,000.00, Bauman & Associates Law Firm for $3075, Edgar Tech Filing Services for $2377.50, Quantum Management Service Solutions for $8101.00 and to Saddle, Gibb & Associates for $1250.00.

3.	Purchase of Patent # 8,091,853 is contingent of the absence of any encumbrances and a clean title search done by Weiss and May P.C. in Scottsdale Arizona. Services will be paid for by the purchaser.

4.	The purchase includes the Large and Medium molds, located at Edge Plastics 3016 Kansas Avenue Riverside, CA, used to produce the pole type member support device.

5.
Purchase includes the existing manufactured inventory of pole type member support devises which includes 1005 medium and 1190 large devices.  These devices are located in storage at Public Storage 3345 Rainbow Blvd in Las Vegas, Nevada – Unit #108.  The purchase will also include the approx. 25,000 screws located at Edge Plastics in Riverside CA.